Investment Thesis Financial Data as of 03-31-15 Dated: May 6, 2015 Exhibit 99.1

Investment Thesis Executive Summary Slides 2 to 19 Financial Data as of 03-31-15 Dated: May 6, 2015

Forward-Looking Statement
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old
National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-
looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and
“should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the recently completed mergers might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this presentation, and Old
National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures
These slides contain non-GAAP financial measures. For
purposes of Regulation G, a non-GAAP financial measure is a
numerical measure of the registrant's historical or future
financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most
directly comparable measure calculated and presented in
accordance with GAAP in the statement of income, balance
sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and
presented.   In this regard, GAAP refers to generally accepted
accounting principles in the United States.  Pursuant to the requirements of Regulation G, Old National Bancorp has
provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable
GAAP financial measure.

Snapshot of Old National
Summary Overview Company Description
Headquarters Evansville, IN
Market Cap (millions) $ 1,612
2015E P / E 14.5 x
P / TBV 189%
Dividend Yield 3.5%
LTM Average Daily Volume 656,429
Total Assets $ 11,951
Trust Assets Under Management $ 8,097
Total Core Deposits $ 8,866
1Q15 ROAA .70%
$ in millions, except noted
Largest financial services bank holding company headquartered in Indiana with a presence throughout Indiana, Western Kentucky and Louisville, Southern
Illinois and Central and Western Michigan
– 196 financial centers
– 216 ATMs
Focused on community banking with a full suite of product offerings:
– Retail and small business
– Wealth management
– Mortgage
Guided by three strategic imperatives
– Strengthen the risk profile
– Enhance management discipline
– Achieve consistent quality earnings
– Investment services
– Capital markets
– Insurance
Source: SNL Financial, Company filings, FactSet Estimates
Note: Market data as of April 29, 2015; financial information as of March 31, 2015.
Liability Breakdown Asset Mix 1Q15 Revenue Breakdown

Attractive footprint that offers both leading share in mature markets and room to expand in higher growth markets
Consistent financial performance with distinct revenue streams and actions taken to improve efficiency
Diverse loan portfolio with growth accelerating while maintaining strong credit metrics
Disciplined acquisitions that are exceeding expectations with robust future opportunities
Steward of capital – organic growth, dividend / share repurchases, and acquisitions
Achieving strategic imperatives
Investment Thesis

7 Commitment to Excellence

8 Old National’s Landscape

Our Indiana Footprint
Economic Vital Signs
Indicator Outlook Latest Statistics (March 2015) Trend (YoY change from Mar. 2014)
Jobs
Employment
Unemployed
3,255,000
188,900
•
Labor Force increased 37,900
•
Unemployment rate decreased to 5.5%
(March 2014 rate was 6.6%)
Unemployment
Insurance Claims
Initial Claims
Weeks Claimed
15,281
182,503
•
Initial claims decreased 9.4%
•
Weeks claimed decreased 24.3%
Home Sales
Units Sold
Median Home Price
5,953
$147,135
•
The number of home sales increased 9.5%
•
The median sale price increased 6.0%
Regional Spending Net Sales Tax Collected $531.5 MM
•
Sales tax collections increased .3%
Local Indiana HQ
Stock Performance
Price Change during 1Q15
CMI: (3.8)%
LLY: 5.3%
NI: 4.1%
SPG: 7.4%
STLD: 1.8%
ANTM: 22.9%
ZMH: 3.6%
•
Stock prices have generally increased as
overall economy improves
Strong Stable or Mixed       Decline
Sources: US Bureau of Labor Statistics, US Dept. of Labor, Indiana Association of Realtors, IN Dept. of Revenue and Bloomberg

Our Michigan Footprint
Projected 2020 Median Household Income
Ann Arbor, Michigan (MSA Population: 358,564)
Kalamazoo, Michigan (MSA Population: 334,915)
Projected 2015-2020 Median HHI Growth
Grand Rapids, Michigan (MSA Population: 1,031,360)
Source: SNL Financial and Bureau of Labor Statistics as of April, 2015
(1) Crain’s Detroit Business, article published July 16, 2014
Michigan named "most improved" in ranking of pro-business states in 2014 by the American Economic
Highest median household income MSA in Michigan
March 2015 unemployment rate of 3.5%, compared to the
national rate of 5.5%
Listed in Forbes’ 2013 “Best Places for Business and Careers”
and was Livability.com’s 13th “Best Place to Live”
Popular area for healthcare and pharmaceutical
organizations, with major companies such as Pfizer, Perrigo
and Stryker housing large operations
March 2015 unemployment rate of 4.9% compared to the
national rate of 5.5%
Home to five of the world’s leading office furniture
companies.
March 2015 unemployment rate of 3.9%, compared to the
national rate of 5.5%
6.7%
7.3%
4.7%
5.2%
3.2%
5.8%
USA Indiana Michigan Ann Arbor
MSA
Kalamazoo
MSA
Grand
Rapids
MSA
$57,294
$52,614
$50,421
$62,312
$46,609
$55,836
USA Indiana Michigan Ann Arbor
MSA
Kalamazoo
MSA
Grand
Rapids
MSA
Institute (improved from 39th to 18th)
1

Indiana’s Economic Achievements
“AAA” Credit Rating – Fitch, Moody’s and Standard and
Poor’s
1
3
rd
Best U.S. State for Manufacturing Jobs
2
6
th
Best State for Business – CEO Magazine
3
280 new manufacturing jobs created – Berry Plastics,
Evansville, Indiana
4
230 new jobs created – GE Aviation, Lafayette, Indiana
5
Sources:
(1)
December 2013
(2)
June 2013; National Association of Manufacturers
(3)
May 2014
(4)
January 2014 press release of Berry Plastics
(5)
January 2015 press release of GE Aviation

2015 Strategic Initiatives
• 3.4 million shares of stock repurchased during 1Q15
• Quarterly cash dividend recently increased to $.12 per share
Continue to
Grow Organic
Revenue
• Organic loan growth of $2.2 million
1
over 4Q14 and $341.4 million
1
over 1Q14,
based on period-end balances
• Organic loan growth of $57.6 million
1
over 4Q14 and $344.8 million
1
over 1Q14,
based on average balances
• Revenue growth
2
of 15.1% from 1Q14
• Enhanced referral program has already resulted in over 7,300 referrals
• Stable core net interest margin from 4Q14
Improve
Operating
Leverage
Prudent Use
of Capital
• Anticipated expense reductions resulting from branch sales and consolidations, early retirement and other workforce reductions tracking as planned
• Anticipated annualized noninterest expense savings of $23 million to $27 million
1 Excluding change in FDIC covered loans and loans acquired in acquisitions
2 Excluding changes in securities gains, accretion income and amortization of the indemnification asset

1Q15 Earnings
Net income of $20.9 million or $.18 per share
Included in net income are the following pre-tax
items
– $4.4 million in early retirement & other severance
charges
– $4.0 million in merger and integration charges
– $2.6 million in branch efficiency charges

Basic Banking
Adjusted Income
3
Operational Expenses
2
Revenue
1
Organic Loan Growth
4
Core NIM
5
Consolidated NCOs
$ in millions
1 Refer to slide 40
2 Refer to slide 42
End of period balances
3 See appendix for non-GAAP reconciliation
4 Refer to slide 22
5 Refer to slide 32
$31.4
$32.2
1Q14 1Q15
$112.9
$130.0
1Q14 1Q15
$11.5
$51.9
$2.2
1Q14 4Q14 1Q15
3.36%
3.15%
3.14%
1Q14 4Q14 1Q15
-0.03%
0.08%
-0.06%
1Q14 4Q14 1Q15
$85.8
$101.7
1Q14 1Q15

Fee-Based Business Revenue
$ in millions
ONB Less Founders Contingency Revenues Founders
$5.8
$7.9
$0.6
$8.5
1Q14 1Q15
Wealth
Management
$9.6
$10.0
$2.4
$2.1
$12.0
$12.1
1Q14 1Q15
Insurance
$3.9
$4.4
1Q14 1Q15
Investments
$0.6
$2.2
$0.8
$3.0
1Q14 1Q15
Mortgage
Banking

Net Charge-Offs / Provision
$ in millions
-0.03%
-0.06%
0.08%
$0.0
$0.9
$0.0
$0.0
$0.5
$1.0
$1.5
$2.0
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
1Q14 4Q14 1Q15
Consolidated NCOs Consolidated Provision for Loan Losses

$ in millions
Credit Quality – Excluding Covered Loans
Excludes loans acquired through Tower, United, Lafayette & Founders transactions
$112.3
$194.8
$183.9
$116.5
$106.8
1Q14 4Q14 1Q15
Special Mention Loans
$85.7
$107.8
$95.6
$93.8
$74.3
1Q14 4Q14 1Q15
Substandard Accruing Loans
$84.8
$125.7
$143.3
$73.9
$81.0
1Q14 4Q14 1Q15
Substandard Nonaccruing + Doubtful
Loans

Grow organic revenue
– Redesigned checking product lineup
New checking account product has reduced attrition over 50%
– Leverage fee income businesses
Enhanced referral program
Sales summit
Leverage new markets
Improve operating leverage
–
to $27 million
Close/consolidate 19 banking centers
Sale of Southern Illinois market (12 locations)
Sale of 5 banking centers (4 in Eastern Indiana + 1 in Ohio)
Early retirement program
– Gains on sales should offset costs associated with these actions
– New efficiency ratio target is 63.0% in 4Q15 – represents 25% of 2015 short-term incentive performance goals
Prudent use of capital
– Recently announced 9% increase in cash dividend
– Share buyback program
– Pause means pause
2015 Initiatives – Execution is KEY
Approx. $620 million in deposits
and $200 million in loans combined
Anticipated timing of branch actions: 3 consolidations in March, 3 consolidations in April, 13 consolidations in May, sales should be completed by mid 3Q15
Recently announced actions should provide annualized noninterest expense savings of $23 million

19 M&A Update Lafayette, IN – LSB Financial Corp acquisition fully converted Grand Rapids, MI – Founders Financial Corporation acquisition closed and successfully converted Lexington, KY strategy

Investment Thesis Financial Data as of 03-31-15 Dated: May 6, 2015

Adjusted Income
$ in millions
1
Adjusted income represents income before taxes less accretion income, change in indemnification assets, merger/integration expenses, costs associated with branch divestitures and early retirement program/other severance
$89.9
$100.4
$117.5
$131.3
$31.4
$32.2
2011 2012 2013 2014 1Q14 1Q15
1
Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

Loan Growth – Excluding Covered Loans $ in millions End of Period Balances Average Balances 22

Commercial Loans
$ in millions – End of Period Balances – includes held for sale and covered loans
1 New Quarterly Production includes 50% credit for unfunded commitments
$153.2
$239.4
$238.4
$277.9
$227.8
$89.1
$87.8
$106.1
$171.8
$176.5
3.57%
3.10%
3.11%
3.10%
3.23%
1Q14 2Q14 3Q14 4Q14 1Q15
New Quarterly Production Quarterly Payoffs Commerial Production Yield

Commercial Loans
$ in millions
1% of line utilization = $13.5
million in outstandings
Commercial Line Utilization Commercial Loan Pipeline
New Market Commercial Loan Pipeline 1Q15
Ft Wayne, IN  - $99.4 million
Ann Arbor, MI - $51.9 million
Lafayette, IN - $24.7 million
Grand Rapids, MI - $24.8 million (all Accepted)

25 Loan Production & Yield Trends $ in millions New quarterly production includes unfunded commitments – Yield is based on funded balances only Consumer Direct Consumer Indirect Residential Mortgage

26 Loan Concentrations – Excluding Covered Loans At 03-31-15 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio

Credit Quality – Excluding Covered Loans
See Appendix for definition of Peer Group
1
As a % of end of period total loans
Peer Group data per SNL Financial
0.34%
0.45%
0.38%
0.85%
0.75%
1Q14 4Q14 1Q15
30+ Day Delinquent Loans
1
ONB Peer Group Average
0.00%
0.01%
0.00%
0.30%
0.25%
1Q14 4Q14 1Q15
90+ Day Delinquent Loans
1
ONB Peer Group Average

Credit Quality – ALLL and Mark Summary
$ in millions
1 Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount  considers credit risk and should be included as part
of total coverage         N/A = not applicable
At March 31, 2015
ONB
Legacy Monroe Integra
Indiana
Community Tower United Lafayette Founders Total
Allowance for Loan Losses
(ALLL)
$44.7 $1.3 $2.3 $0.3 $0.0 $0.3 $0.0 $0.0 $48.9
Loan Mark
N/A $6.5 $35.8 $23.0 $19.0 $31.9 $19.5 $17.5 $153.2
Total ALLL/Mark
$44.7 $7.7 $38.0 $23.3 $19.0 $32.3 $19.5 $17.5 $202.0
Pre-Mark Loan Balance
$4,984.1 $109.0 $180.8 $169.4 $278.6 $521.5 $219.8 $351.1 $6,814.3
ALLL/Pre-Mark Loan Balance
0.90% 1.18% 1.25% 0.16% 0.00% 0.06% 0.00% 0.00% 0.72%
Mark/Pre-Mark Loan Balance
N/A 5.92% 19.78% 13.58% 6.83% 6.13% 8.88% 4.97% 2.25%
Combined ALLL & Mark/Pre-
Mark Loan Balance
0.90% 7.11% 21.04% 13.74% 6.83% 6.19% 8.88% 4.97% 2.97%
1

Conservative Lending Limits/Risk Grades
Borrower   Asset Quality Rating
(Risk Grades)
In-House Lending Limit
($ in millions)
0 – Investment Grade $30
1 – Minimal Risk $25
2 – Modest Risk $25
3 – Average Risk $22.5
4 – Monitor $15
5 – Weak Monitor $10
6 – Watch $7.5
7 – Criticized (Special Mention) $5
In-house lending limits conservative relative to ONB’s legal lending limit at 03-31-15 of $150.6 million per borrower
1 Includes entire relationship with borrower
Borrower   Asset Quality Rating
(Risk Grades)
8 – Classified (Problem)
9 – Nonaccrual
1
1
1

Investment Portfolio Purchases 1Q15
1
1 Data as of March 31, 2015
Q1 2015 Purchases-
Book Value
Treasuries 12,899,968
Agencies 35,941,750
Pools 0
CMOs 0
Municipals 42,613,177
Corporates 11,062,538
ABS 0
Equity 0
Total 102,517,433

CD Maturity Schedule
Represents CD maturities at March 31, 2015
Bucket
Amount
($ in 000's)
Rate
0-30 days
79,985 0.72%
31-60 days
46,486 0.45%
61-90 days
52,267 0.48%
91-120 days
58,686 0.54%
121-150 days
51,306 0.46%
151-180 days
66,560 0.65%
181-210 days
58,246 1.48%
211-240 days
34,292 0.92%
241-270 days
47,021 0.88%
271-300 days
37,822 0.40%
301-330 days
37,270 0.61%
331-365 days
42,335 0.57%
1-2 years
263,724 1.97%
2-3 years
107,445 0.96%
3-4 years
68,507 1.17%
4-5 years
56,418 1.74%
Over 5 years
25,671 1.38%

1
2 ONB Core includes contractual interest income of Monroe, Integra, IN Community, Tower, United, Lafayette and Founders loans
2
3.36%
3.15%
0.48%
0.29%
0.10%
0.38%
0.39%
0.46%
4.22%
3.83%
3.70%
1Q14 4Q14 1Q15
Integra Accretion  Other Acquisition Accretion
Net Interest Margin
1
3.14%
ONB Core

Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see
Appendix for Non-GAAP reconciliation

Projected Purchase Accounting Impact
Actual Accretion
Projected Accretion
1
Actual Discount Projected Discount
1
$ in millions
1 Projections updated quarterly – subject to change
IA = Indemnification Asset
Manageable declines in purchase accounting impact expected in future periods
Actual IA Amortization Projected IA Amortization
1
Net Income Statement Contribution
$36.9
$57.5
$59.0
$86.6
$45.6
$37.9
$17.1
$(0.4)
$3.4
$9.3
$43.2
$6.7
$4.0
$0.1
2011 2012 2013 2014 2015 2016 2017
Projected Accretion Income
$252.9
$224.1
$146.1
$148.5
$121.9
$84.0
$66.9
2011 2012 2013 2014 2015 2016 2017
Projected Remaining Discount

Indemnification Asset Balance
At March 31, 2015, $8.5 million of the remaining IA balance is expected to be amortized and reported in noninterest income over the next 18 months
$ in millions
$167.9
$154.3
$109.9
$65.7
$20.0

Modeled Interest Rate Sensitivity
$ in thousands
Change to Net Interest Income based on a one year time horizon
Refer to slide 37 for rate curves
Total non-maturity, interest-
bearing accounts increase from
0.08% to 0.44% in the “Up 100
bps” scenario
21.5% of total non-interest
bearing DDA are considered rate
sensitive
43% of C&I and CRE loans
reprice within one year
17% of loans have floors; less
than 1% of these loans are
currently below their floor rates
Investment portfolio duration of
3.74 at 03/31/15, down from 3.76
at 12/31/14.
$463
$1,962
$2,469
$1,792
$988
$1,843
3Q14 4Q14 1Q15
One Year Projected Change to
Net Interest Income
(Historical)
Up 100 Forward Curve

Modeled Interest Rate Sensitivity
$ in thousands
Change to Net Interest Income based on a two year time horizon
Refer to slide 37 for rate curves
$25,053
$31,594
$33,933
$12,541
$8,145
$9,149
3Q14 4Q14 1Q15
Two Year Projected Change to
Net Interest Income
(Historical)
Up 200 Forward Curve

Interest Rate Curves
0%
1%
2%
3%
4%
1M 2M 3M 4M 5M 6M 9M 1Y 1.5Y 2Y 2.5Y 3Y 4Y 5Y 7.5Y 10Y 15Y 20Y 30Y
Up 100 vs. Base
Base Up 100
0%
1%
2%
3%
4%
5%
1M 2M 3M 4M 5M 6M 9M 1Y 1.5Y 2Y 2.5Y 3Y 4Y 5Y 7.5Y 10Y 15Y 20Y 30Y
Up 200 vs. Base
Base Up 200
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
1M 2M 3M 4M 5M 6M 9M 1Y 1.5Y 2Y 2.5Y 3Y 4Y 5Y 7.5Y 10Y 15Y 20Y 30Y
Forward Curves
3/31/2015 3/31/2016 3/31/2017

Tangible Common Equity
Tangible Common Equity – 12/31/2014 $896.2
1Q15 Earnings 20.9
1Q15 Dividend (14.2)
1Q15 Share Repurchase (48.2)
Issuance of Shares from Acquisition 50.6
Changes in OCI – Securities 10.2
Changes in Equity - Other (1.8)
Increase in Goodwill & Intangibles (62.1)
Tangible Common Equity – 03/31/2015 $851.6
$ in millions
On October 23, 2014, ONB Board of Directors authorized repurchase of up to 6.0 million shares through January, 2016
3.4 million shares of stock repurchased during 1Q15

Capital Ratios
Peer Group data per SNL Financial
See Appendix for definition of Peer Group
1 See Appendix for Non-GAAP reconciliation
14.8%
12.9%
12.2%
13.5%
13.2%
1Q14 4Q14 1Q15
Tier 1 Risk-Based Capital Ratio
ONB Peer Group Average
8.8%
8.1%
7.5%
8.7%
8.6%
1Q14 4Q14 1Q15
Tangible Common Equity to Tangible
Assets
1
ONB Peer Group Average

Total Revenue
$ in millions
1 Revenue less securities gains, accretion income and amortization of indemnification asset
$0.4
($3.4) ($9.3)
($43.2)
($7.3)
($1.0)
$411.2
$430.9
$449.2
$478.5
$112.9
$130.0
$7.3
$13.6
$3.3
$9.7
$0.5
$2.7
$36.9
$57.5
$59.0
$86.5
$17.9
$14.6
$455.8
$498.6
$502.2
$531.5
$124.0
$146.3
2011 2012 2013 2014 1Q14 1Q15
Amortization of Indemnification Asset
Revenue Less Securities Gains, Accretion Income and Amortization of Indemnification Asset
Securities Gains
Accretion Income

Noninterest Income
$ in millions
$(7.3)
$(6.2)
$(1.0)
$11.1
$12.0
$11.0
$8.1
$7.9
$7.9
$22.3
$25.1
$28.0
$5.7
$6.8
$6.7
$39.9
$45.6
$52.6
1Q14 4Q14 1Q15
Amortization of Idemnification Asset
Service Charges on Deposits
Other Income
Fee-based business: Wealth Management, Insurance, Mortgage and Investments
Debit Card and ATM Fees

$ in millions
1 Operational expenses = total noninterest expense less Founders operational costs, merger/integration costs and efficiency program charges
Noninterest Expense
Adjusted 1Q15 efficiency
ratio of 68.9%
2
Annualized savings
expected of $23 million
to $27 million beginning
in 4Q15 resulting from
300 estimated FTE
reductions and 36 branch
sales/consolidations
Beginning in 4Q15,
estimated cost savings
of $4 million to $5 million
(annualized) associated
with fully integrated
acquisitions
2
$85.8
$101.7
$3.5
$2.5
$4.0
$7.0
$88.3
$116.2
1Q14 1Q15
$331.6
$357.9
$356.1
$370.8
$16.9
$7.9
$5.9
$15.6
$348.5
$365.8
$362.0
$386.4
2011 2012 2013 2014
Operational Expenses
Founders Operational Costs
Merger/Integration Costs
Efficiency Program Charges
Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

Returned to
community
bank model
2004 2005
Sold non-
strategic
market –
Clarksville, TN
– 5 branches
2006
Sold non-
strategic market
– O’Fallon, IL –
1 branch
2007 2008 2009 2010 2011 2012 2013
Acquired St.
Joseph Capital –
Entry into
Northern IN
market
February, 2007
Acquired 65
Charter One
branches
throughout
Indiana
March, 2009
Acquired Monroe
Bancorp –
Enhanced
Bloomington, IN
presence
January, 2011
Acquired Indiana
Community –
Entry into
Columbus, IN
September, 2012
FDIC-assisted
acquisition of
Integra Bank
July, 2011
Sold non-
strategic
market –
Chicago-area -
4 branches
Consolidation
of 21 branches
Acquired 24
MI / IN branches
July, 2013
Consolidation
of 2 branches
Consolidation
of 8 branches
Consolidation
of 1 branch
Consolidation
of 10 branches
Consolidation
of 12 branches
Consolidation
of 44 branches
Consolidation
of 5 branches
Sold  12
branches
Consolidation
of 22 branches
Acquired 209 Sold 22 Consolidated 132
Acquired Tower
Financial –
Enhancing Ft.
Wayne, IN
presence April,
2014
Transforming Old National’s Landscape
Acquired
United
Bancorp —
Entering Ann
Arbor, MI  July,
2014
2014
Consolidation
of 4 branches
Acquired  LSB
Financial Corp.–
Enhancing
Lafayette, IN
presence
November 1,
2014
Acquired
Founders
Financial
Corporation–
Entry into Grand
Rapids , MI
January 1, 2015
2015
Consolidation
of 3 branches

$ in millions
N/A equals not applicable
(1) Based on end of quarter assets immediately preceding announcement date
Completed Acquisitions
Acquisition
RBS
Citizens-65
Branches Monroe Integra Bank
Indiana
community
BofA - 24
Branches
Tower
Financial
United
Bancorp LSB Founders
Deal Type Branch Deal Traditional FDIC-Assisted Traditional Branch Deal Traditional Traditional Traditional Traditional
Principal Geography Indianapolis, IN Bloomington, IN Evansville, IN
Columbus, IN /
I-65 Corridor
Southwest MI /
Northern IN
Fort Wayne, IN Ann Arbor, MI Lafayette, IN Grand Rapids, MI
Purchase Price at Announcement $16 $84 N/A $79 $23 $108 $173 $67 $88
Total Assets at Announcement NA $838 $1,900 $985 N/A $681 $919 $366 $466
% Stock Consideration at Announcement 0% 100% N/A 100% 0% 71% 80% 75% 54%
Announce Date 11/24/2008 10/6/2010 7/29/2011 1/25/2012 1/9/2013 9/10/2013 1/8/2014 6/4/2014 7/28/2014
Close Date 3/20/2009 1/1/2011 7/29/2011 9/15/2012 7/12/2013 4/25/2014 7/31/2014 11/1/2014 1/1/2015
1

Committed to Strong Corporate Governance
Stock ownership guidelines have been
established for named executive officers as
follows:
As of March 31, 2015, each named executive
officer has met their stock ownership
requirement
Position or Salary Target Ownership Guidelines
Chief Executive Officer 5X salary in stock or 200,000 shares
Chief Operating Officer 4X salary in stock or 100,000 shares
Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares
Salary below $250,000 2X salary in stock or 25,000 shares
Salary equal to or less than $150,000 1X salary in stock or 15,000 shares

Executive Compensation
Tied to long term shareholder value:
Short Term Incentive Plan
(CEO, CFO, CBA, CCO, Chief Legal Counsel)
Performance Measure Weight
Corporate Net Income 60%
Net Charge-Offs 15%
Efficiency Ratio 25%
Long Term Incentive Plan
(CFO,CBA, CCO, Chief Legal Counsel)
Performance Measure Weight
Performance-based 75%
(67% TSR & 33% EPS Growth)
Service-based 25%
Long Term Incentive Plan
(CEO)
Performance Measure Weight
Performance-based 100%
(75% TSR & 25% EPS Growth)

Appendix

Non-GAAP Reconciliations
$ in millions
2011 2012 2013 2014 1Q14 1Q15
Total Revenues
$455.8 $498.6 $502.2 $531.5 $124.0 $146.3
Less: Provision for Loan Losses
($7.5) ($5.0) $2.3 ($3.1) $0.0 $0.0
Less: Noninterest Expense
($348.5) ($365.8) ($362.0) ($386.4) ($88.3) ($116.2)
Taxable Equivalent Adjustment
$11.8 $13.2 $16.9 $17.0 $3.9 $4.7
Pre-tax Income (FTE)
$111.6 $141.0 $159.4 $159.0 $39.6 $34.8
Less: Total Accretion
$36.9 $57.5 $59.0 $86.5 $17.9 $14.6
Change in IA
($0.4) $3.4 $9.3 $43.2 $7.3 $1.0
Mergers/Integration Expenses
$16.9 $7.9 $5.9 $15.6 $2.5 $4.0
Branch Divestitures
($1.2) $5.7 $1.9 $0.0 $0.0 $2.6
Early Retirement/Other Severance
$0.0 $0.0 $0.0 $0.0 $0.0 $4.4
Adjusted Income
$89.9 $100.4 $117.5 $131.3 $31.4 $32.2

Non-GAAP Reconciliations
$ in millions
end of period balances
1Q14 4Q14 1Q15
Total Shareholders’ Equity
$1,185.2 $1,465.8 $1,483.3
Deduct:  Goodwill and Intangible Assets
(376.8) (569.5) (631.6)
Tangible Common Shareholders’ Equity
$808.4 $896.2 $851.6
Total Assets
$9,544.8 $11,647.6 $11,951.3
Add:  Trust Overdrafts
0.0 0.2 0.1
Deduct:  Goodwill and Intangible Assets
(376.8) (569.5) (631.6)
Tangible Assets
$9,168.0 $11,078.2 $11,319.7
Tangible Equity to Tangible Assets 8.82% 8.09% 7.52%
Tangible Common Equity to Tangible
Assets
8.82% 8.09% 7.52%
Net Income
$26.5 $29.3 $20.9
After-Tax Intangible Amortization
1.5 2.5 2.8
Tangible Net Income
$28.0 $31.7 $23.7
ROTCE
13.84% 14.15% 11.12%

Non-GAAP Reconciliations
end of period balances
1Q14 4Q14 1Q15
Total Shareholders’ Equity
$1,185.2 $1,465.8 $1,483.3
Deduct:  Goodwill and Intangible Assets
(376.8) (569.5) (631.6)
Tangible Common Shareholders’ Equity
$808.4 $896.2 $851.6
Risk Weighted Assets
$5,729.5 $7,333.4 $7,694.0
Tangible Common Equity to Risk Weighted Assets
14.11% 12.22% 11.07%
end of period balances
1Q14 2Q14 3Q14 4Q14 1Q15
Total Shareholders’ Equity
$1,185.2 $1,277.3 $1,407.2 $1,465.8 $1,483.3
Deduct:  Goodwill and Intangible Assets
(376.8) (439.3) (530.5) (569.5) (631.6)
Tangible Common Shareholders’ Equity
$808.4 $838.1 $876.7 $896.2 $851.6
Common Shares Issued and Outstanding at Period End
100,084 105,851 113,984 116,847 116,983
Tangible Common Book Value
$8.08 $7.92 $7.69 $7.67 $7.28

Non-GAAP Reconciliations
Efficiency Ratio - As Reported
1Q15
Net Interest Income (FTE) ($ in millions) $95.7
Noninterest Income Less Security Gains 52.6
Revenue Less Security Gains 148.2
Noninterest Expense 116.2
Intangible Amortization 3.1
Noninterest Expense Less Intangible Amortization 113.0
Efficiency Ratio 76.27%
Efficiency Ratio Excluding Acquisition Costs
1Q15
Net Interest Income (FTE) ($ in millions) $95.7
Noninterest Income Less Security Gains 52.6
Revenue Less Security Gains 148.2
Noninterest Expense 116.2
Intangible Amortization 3.1
Acquisition Costs 4.0
Early Retirement/Other Severance 4.4
Branch Divestitures 2.6
Noninterest Expense Less Intangible Amortization and Acquisition Costs 102.1
Efficiency Ratio 68.88%
1Q14 4Q14 1Q15
Net Interest Income ($ in 000's)
$83,478 $90,043 $90,993
Taxable Equivalent Adjustment
$3,931 4,324 4,658
Net Interest Income – Taxable Equivalent
$87,409 $94,367 $95,651
Average Earning Assets
$8,276,267 $9,858,522 $10,346,167
Net Interest Margin
4.03% 3.65% 3.52%
Net Interest Margin – Fully Taxable Equivalent
4.22% 3.83% 3.70%

Old National’s Peer Group
Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB
Associated Banc-Corporation ASB MB Financial Inc. MBFI
BancFirst Corporation BANF National Penn Bancshares Inc. NPBC
BancorpSouth, Inc. BXS Park National Corporation PRK
Bank of Hawaii Corporation BOH PrivateBancorp, Inc. PVTB
Chemical Financial Corporation CHFC Prosperity Bancshares Inc. PB
Commerce Bancshares, Inc. CBSH Renasant Corporation RNST
Cullen/Frost Bankers, Inc. CFR South State Corporation SSB
F.N.B. Corporation FNB Susquehanna Bancshares, Inc. SUSQ
First Commonwealth Financial Corporation FCF TCF Financial Corporation TCB
First Finanacial Bancorp. FFBC TFS Financial Corporation TFSL
First Merchants Corporation FRME Trustmark Corporation TRMK
First Midwest Bancorp Inc. FMBI UMB Financial Corporation UMBF
FirstMerit Corporation FMER United Bankshares Inc. UBSI
Flagstar Bancorp Inc. FBC Valley National Bancorp VLY
Fulton Financial Corporation FULT WesBanco Inc. WSBC
Home Bancshares, Inc. HOMB Wintrust Financial Corporation WTFC
IberiaBank Corporation IBKC

Investor Contact
Additional information can be found on the
Investor Relations web pages at
www.oldnational.com
Investor Inquiries:
Lynell J. Walton, CPA
SVP – Director of Investor Relations
812-464-1366
lynell.walton@oldnational.com